EXHIBIT 10.1

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of __________ 2023, entered into by and among Corporate Universe Inc., a Delaware corporation (the “Company”), and the Buyers set forth on the signature pages affixed hereto (individually, a “Buyer” or collectively “Buyers”).

WITNESSETH:

WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(a)(2) and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “Securities Act”); and

WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall sell to the Buyers, as provided herein, and the Buyers shall purchase up to US$3,000,000 principal amount (the “Maximum Amount”) at a purchase price of 100% (par) (the “Purchase Price”) of the Company’s 10% Promissory Notes (the “Notes”); and the total Purchase Price shall be allocated among the Buyer(s) in the respective amounts set forth on the Buyer Omnibus Signature Page(s), affixed hereto (the “Subscription Amount”); and

WHEREAS, each Buyer shall also receive shares (the “Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) in an amount equal to twenty five percent (25%) of the principal amount of the Note subscribed for by Buyer divided by $0.01. For example, a Buyer purchasing a $100,000 Note will receive 2,500,000 Shares; and

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:

1. PURCHASE AND SALE OF NOTES AND SHARES.

(a) Purchase of Notes and Shares. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at Closing (as defined below), and the Company agrees to sell and issue to each Buyer, severally and not jointly, at Closing, (i) a Note or Notes in the principal amounts set forth on the Buyer Omnibus Signature Page attached hereto for each Buyer affixed hereto, and (ii) the Shares. The Notes shall be substantially in the form attached as Exhibit A to this Agreement. The minimum aggregate Purchase Price for each Buyer shall be $5,000; provided that the Company may accept subscriptions for less than $5,000 in its discretion.

(b) Closing Date; Offering Period. The initial closing of the purchase and sale of the Notes and the Shares (the “Closing”) shall take place on the date when all of the Transaction Documents have been executed and delivered by the applicable parties and the other conditions to the Closing set forth herein and in Sections 5 and 6 below have been satisfied or waived (or such later date as is mutually agreed to by the Company and the Buyer(s)). There may be multiple Closings until the earlier of the Final Termination Date (as defined below) or such time as subscriptions for the sale of the Notes and the Shares up to the Maximum Amount are accepted (the date of any such Closing is hereinafter referred to as a “Closing Date”). Each Closing shall occur on a Closing Date remotely via the electronic exchange of documents and signatures. The offering shall terminate on August 31, 2023 (the “Termination Date”), or September 30, 2023 (the “Final Termination Date”) if the Termination Date has been extended by Company Agent (without necessity of notice to or consent from the Buyer or any other Buyer).

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(c) Form of Payment. Upon execution hereof by a Buyer and pending the applicable Closing, the Subscription Amount shall be paid the Company’s bank account as set forth below. The Buyer shall either:

(i) wire transfer the Subscription Amount set forth on its Buyer Omnibus Signature Page, in immediately available funds, in accordance with the instructions set forth immediately below:

Company Wire Instructions

Bank Name:
ABA #:
Account #:
Account Name:
Reference:	[Name and address of Buyer]

or (ii) deliver a certified or other bank check for the Subscription Amount payable to:

“Corporate Universe, Inc.,” Reference: “Account # __________; [Name of Buyer]” Deliver to: Corporate Universe, Inc. One World Trade Center, Suite 8500, New York, NY 10007 Attention: Jack Brooks

Wiring Instructions:

Bank Name: Bank Address: Account Number: Routing Number:

(d) Delivery of Notes and Shares. Promptly after the applicable Closing Date, the Company shall deliver to the Buyer(s), the Note(s) and the Shares to be issued at such Closing, duly executed on behalf of the Company.

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(e) Acceptance of Subscriptions. The Buyer understands and agrees that the Company, in its sole and absolute discretion, reserves the right to accept or reject this or any other subscription for the Notes and the Shares, in whole or in part, notwithstanding prior receipt by the Buyer of notice of acceptance of this subscription. If the subscription is rejected in whole or the offering of the Notes and the Shares is terminated, all funds received by the Company from the Buyer will be promptly returned without interest or offset, and this subscription shall thereafter be of no further force or effect. If this subscription is rejected in part, the funds for the rejected portion of this subscription will be returned without interest or offset, and this subscription will continue in full force and effect to the extent this subscription was accepted.

2. BUYER’S REPRESENTATIONS AND WARRANTIES.

Each Buyer, severally and not jointly, represents and warrants to, and agrees with the Company, as of the applicable Closing, as to such Buyer, that:

(a) Investment Purpose. The Buyer is acquiring the Notes and the Shares, (the Notes and the Shares, collectively, the “Securities”), in each case, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the Securities Act; provided, however, that by making the representations herein, such Buyer reserves the right to dispose of the Securities at any time in accordance with or pursuant to an effective registration statement covering such Securities, or an available exemption under the Securities Act. The Buyer agrees not to sell, hypothecate or otherwise transfer the Securities unless such Securities are registered under the federal and applicable state securities laws or unless, in the opinion of counsel satisfactory to the Company, an exemption from such law is available.

(b) Residence of Buyer. The Buyer resides in the jurisdiction set forth on such Buyer’s Buyer Omnibus Signature Page affixed hereto.

(c) Accredited Investor Status. The Buyer is an “accredited investor” as defined in Rule 501 of Regulation D as promulgated by the SEC under the Securities Act, for the reason(s) specified on the Accredited Investor Certification attached hereto as completed by the Buyer, and the Buyer shall submit to the Company such further assurances of such status as may be reasonably requested by the Company.

(d) Information on the Company. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company’s Form 10-K for the year ended December 31, 2021 and all periodic reports as filed with the Commission subsequent thereto (hereinafter referred to as the “Reports”). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition and other matters as the Subscriber has requested in writing (such other information is collectively, the “Other Written Information”), and considered all factors the Subscriber deems material in deciding on the advisability of investing in the Securities.

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(e) Investor Qualifications. The Buyer (i) if a natural person, represents that he or she is the greater of (A) 21 years of age or (B) the age of legal majority in his or her jurisdiction of residence, and has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof; (ii) if a corporation, partnership, or limited liability company or partnership, or association, joint stock company, trust, unincorporated organization or other entity, represents that such entity was not formed for the specific purpose of acquiring the Securities, such entity is duly organized, validly existing and in good standing under the laws of the state of its organization, the consummation of the transactions contemplated hereby is authorized by, and will not result in a violation of state law or its charter or other organizational documents, such entity has full power and authority to execute and deliver this Agreement and all other related agreements or certificates and to carry out the provisions hereof and thereof and to purchase and hold the Securities, the execution and delivery of this Agreement has been duly authorized by all necessary action, this Agreement has been duly executed and delivered on behalf of such entity and is a legal, valid and binding obligation of such entity; or (iii) if executing this Agreement in a representative or fiduciary capacity, represents that it has full power and authority to execute and deliver this Agreement in such capacity and on behalf of the subscribing individual, ward, partnership, trust, estate, corporation, or limited liability company or partnership, or other entity for whom the Buyer is executing this Agreement, and such individual, partnership, ward, trust, estate, corporation, or limited liability company or partnership, or other entity has full right and power to perform pursuant to this Agreement and make an investment in the Company, and represents that this Agreement constitutes a legal, valid and binding obligation of such entity. The execution and delivery of this Agreement will not violate or be in conflict with any order, judgment, injunction, agreement or controlling document to which the Buyer is a party or by which it is bound.

(f) Buyer Relationship with Brokers. The Buyer’s substantive relationship with any broker, for the transactions contemplated hereby or sub-agent thereof (collectively, “Brokers”), through which the Buyer is subscribing for the Securities predates such Broker’s contact with the Buyer regarding an investment in the Securities.

(g) Solicitation. The Buyer is unaware of, is in no way relying on, and did not become aware of the offering of the Securities through or as a result of, any form of general solicitation or general advertising including, without limitation, any article, notice, advertisement or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, in connection with the offering and sale of the Securities and is not subscribing for the Securities and did not become aware of the offering of the Securities through or as a result of any seminar or meeting to which the Buyer was invited by, or any solicitation of a subscription by, a Person not previously known to the Buyer in connection with investments in securities generally. (“Person” means an individual, a corporation, partnership, limited liability company, association, trust, unincorporated organization, or other legal entity or organization, or any government or governmental agency.)

(h) Brokerage Fees. The Buyer has taken no action that would give rise to any claim by any Person for brokerage commissions, finders’ fees or the like relating to this Agreement or the transaction contemplated hereby).

(i) Buyer’s Advisors. The Buyer and/or the Buyer’s attorney, accountant, purchaser representative and/or tax advisor, if any (collectively, the “Advisors”), as the case may be, has such knowledge and experience in financial, tax, and business matters, and, in particular, investments in securities, so as to enable it to utilize the information made available to it in connection with the Securities to evaluate the merits and risks of an investment in the Securities and the Company and to make an informed investment decision with respect thereto.

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(j) Buyer Liquidity. The Buyer has adequate means of providing for such Buyer’s current financial needs and foreseeable contingencies and has no need for liquidity of its investment in the Securities for an indefinite period of time, and after purchasing the Notes and the Shares the Buyer will be able to provide for any foreseeable current needs and possible personal contingencies. The Buyer must bear and acknowledges the substantial economic risks of the investment in the Securities including the risk of illiquidity and the risk of a complete loss of this investment.

(k) High Risk Investment. The Buyer is aware that an investment in the Notes and the Shares, involves a number of very significant risks and has carefully researched and reviewed and understands the risks of, and other considerations relating to, the purchase of the Notes, and Shares associated with the Company’s business, financial situation and the offering set forth on Schedule 2(j)(a) annexed hereto.

(l) Reliance on Exemptions. The Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities. The Buyer further acknowledges and understands that the Company is relying on the representations and warranties made by the Buyer hereunder and that such representations and warranties are a material inducement to the Company to sell the Securities to the Buyer. The Buyer further acknowledges that without such representations and warranties of the Buyer made hereunder, the Company would not enter into this Agreement with the Buyer.

(m) No Other Representations or Information. In evaluating the suitability of an investment in the Securities, the Buyer has not relied upon any representation or information (oral or written) with respect to the Company, or otherwise, other than as stated in this Agreement. No oral or written representations have been made, or oral or written information furnished, to the Buyer or its Advisors, if any, in connection with the offering of the Securities.

(n) No Governmental Review. The Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities, or the fairness or suitability of the investment in the Securities, nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

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(o) Transfer or Resale. The Buyer understands that: (i) the Securities have not been and are not being registered under the Securities Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such Securities made in reliance on Rule 144 under the Securities Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the Securities Act) may require compliance with some other exemption under the Securities Act or the rules and regulations of the SEC thereunder; and (iii) the Company is not and no other Person, other than as specifically provided in the Registration Rights Agreement (as defined below), is under any obligation to register such Securities under the Securities Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder. The Buyer understands and agrees that the Company has the right to place stop transfer instructions against the shares and certificates for the Shares to the extent specifically set forth under this Agreement.

(p) Legends. Each Buyer understands that the certificates or other instruments representing the Notes and the Shares shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE. THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) IN COMPLIANCE WITH RULE 144 UNDER THE SECURITIES ACT, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, (C) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT, OR (D) IN A TRANSACTION THAT DOES NOT REQUIRE REGISTRATION UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS, PRIOR TO SUCH SALE, FURNISHED TO THE COMPANY AN OPINION OF COUNSEL OR OTHER EVIDENCE OF EXEMPTION, IN EITHER CASE REASONABLY SATISFACTORY TO THE COMPANY. HEDGING TRANSACTIONS INVOLVING THESE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

(q) Authorization, Enforcement. The Buyer has the requisite power and authority to enter into and perform under this Agreement and the Transaction Documents (as defined below) to which such Buyer is a party, and to purchase the Notes and the Shares being sold to it hereunder. The execution, delivery and performance of this Agreement and the Transaction Documents by such Buyer and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary corporate or partnership action, and no further consent or authorization of such Buyer or its Board of Directors, stockholders, partners, members, as the case may be, is required. This Agreement and the Transaction Documents (to the extent the Buyer is a party thereto) have been duly authorized, executed and delivered by such Buyer and upon execution of this Agreement and the Transaction Documents by the other parties hereto and thereto, constitute, or shall constitute when executed and delivered, a valid and binding obligation of such Buyer enforceable against such Buyer in accordance with the terms hereof and thereof, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

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(r) No Conflicts. The execution, delivery and performance of this Agreement and the other Transaction Documents and the consummation by such Buyer of the transactions contemplated hereby and thereby or relating hereto do not and will not (i) if the Buyer is not an individual, result in a violation of such Buyer’s charter documents or bylaws or other organizational documents or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of any agreement, indenture or instrument or obligation to which such Buyer is a party or by which its properties or assets are bound, or result in a violation of any law, rule, or regulation, or any order, judgment or decree of any court or governmental agency applicable to such Buyer or its properties (except for such conflicts, defaults and violations as would not, individually or in the aggregate, have a material adverse effect on such Buyer). Such Buyer is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under this Agreement and the other Transaction Documents to which it is a party or to purchase the Securities in accordance with the terms hereof, provided that for purposes of the representation made in this sentence, such Buyer is assuming and relying upon the accuracy of the relevant representations and agreements of the Company herein.

(s) Receipt of Documents. Each Buyer, its counsel and/or its Advisors have received and read in their entirety (i) this Agreement and each representation, warranty and covenant set forth herein, and (ii) all due diligence and other information, if any, provided by the Company to verify the accuracy and completeness of such representations, warranties of the Company; each Buyer has received answers to any questions such Buyer submitted to the Company regarding an investment in the Company to such Buyer’s satisfaction; and each Buyer has relied on the information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.

(t) Confidentiality. Each Buyer acknowledges and agrees that all of the information received by it in connection with the transactions contemplated by this Agreement and the other Transactions, including, without limitation, with regard to a potential IPO or Qualified Financing, is of a confidential nature and may be regarded as material non-public information under Regulation FD promulgated by the SEC and that such information has been furnished to the Buyer for the sole purpose of enabling the Buyer to consider and evaluate an investment in the Securities. The Buyer agrees that it will treat such information in a confidential manner, will not use such information for any purpose other than evaluating an investment in the Securities, will not, directly or indirectly, trade or permit the Buyer’s agents, representatives or affiliates to trade in any securities of the Company while in possession of such information and will not, directly or indirectly, disclose or permit the Buyer’s agents, representatives or affiliates to disclose any of such information without the Company’s prior written consent. The Buyer shall make its agents, affiliates and representatives aware of the confidential nature of the information contained herein and the terms of this section including the Buyer’s agreement to not disclose such information, to not trade in the Company’s securities while in the possession of such information and to be responsible for any disclosure or other improper use of such information by such agents, affiliates or representatives. Likewise, without the Company’s prior written consent, the Buyer will not, directly or indirectly, make any statements, public announcements or other release or provision of information in any form to any trade publication, to the press or to any other Person or entity whose primary business is or includes the publication or dissemination of information related to the transactions contemplated by this Agreement.

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(u) No Legal Advice from the Company. Each Buyer acknowledges that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with its own Advisors. Each Buyer is relying solely on such Advisors and not on any statements or representations of the Company or any of its employees, representatives or agents for legal, tax, economic and related considerations or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.

(v) No Group Participation. Each Buyer and its affiliates is not a member of any group, nor is any Buyer acting in concert with any other Person, including any other Buyer, with respect to its acquisition of the Securities.

(w) Reliance. Any information which the Buyer has heretofore furnished or is furnishing herewith to the Company or any Broker is complete and accurate and may be relied upon by the Company and any Broker in determining the availability of an exemption from registration under U.S. federal and state securities laws in connection with the offering of the Securities. The Buyer further represents and warrants that it will notify and supply corrective information to the Company immediately upon the occurrence of any change therein occurring prior to the Company’s issuance of the Notes and the Shares. Within five (5) days after receipt of a request from the Company or any Broker, the Buyer will provide such information and deliver such documents as may reasonably be necessary to comply with any and all laws and ordinances to which the Company or any Broker is subject.

(x) (For ERISA plan Buyers only). The fiduciary of the Employee Retirement Income Security Act of 1974 (“ERISA”) plan (the “Plan”) represents that such fiduciary has been informed of and understands the Company’s investment objectives, policies and strategies, and that the decision to invest “plan assets” (as such term is defined in ERISA) in the Company is consistent with the provisions of ERISA that require diversification of plan assets and impose other fiduciary responsibilities. The Buyer fiduciary or Plan (a) is responsible for the decision to invest in the Company; (b) is independent of the Company or any of its affiliates; (c) is qualified to make such investment decision; and (d) in making such decision, the Buyer fiduciary or Plan has not relied primarily on any advice or recommendation of the Company or any of its affiliates.

(y) Anti-Money Laundering; OFAC.

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[The Buyer should check the Office of Foreign Assets Control (“OFAC”) website at http://www.treas.gov/ofac before making the following representations.] The Buyer represents that the amounts invested by it in the Company in the Notes and the Shares were not and are not directly or indirectly derived from activities that contravene U.S. federal or state or international laws and regulations, including anti-money laundering laws and regulations. U.S. federal regulations and Executive Orders administered by OFAC prohibit, among other things, the engagement in transactions with, and the provision of services to, certain foreign countries, territories, entities and individuals. The lists of OFAC prohibited countries, territories, Persons and entities can be found on the OFAC website at http://www.treas.gov/ofac. In addition, the programs administered by OFAC (the “OFAC Programs”) prohibit dealing with individuals1 or entities in certain countries regardless of whether such individuals or entities appear on the OFAC lists.

To the best of the Buyer’s knowledge, none of: (1) the Buyer; (2) any Person controlling or controlled by the Buyer; (3) if the Buyer is a privately-held entity, any Person having a beneficial interest in the Buyer; or (4) any Person for whom the Buyer is acting as agent or nominee in connection with this investment is a country, territory, individual or entity named on an OFAC list, or a Person prohibited under the OFAC Programs. Please be advised that the Company may not accept any amounts from a prospective investor if such prospective investor cannot make the representation set forth in the preceding paragraph. The Buyer agrees to promptly notify the Company should the Buyer become aware of any change in the information set forth in these representations. The Buyer understands and acknowledges that, by law, the Company may be obligated to “freeze the account” of the Buyer, either by prohibiting additional subscriptions from the Buyer, declining any redemption requests and/or segregating the assets in the account in compliance with governmental regulations, and a Broker may also be required to report such action and to disclose the Buyer’s identity to OFAC. The Buyer further acknowledges that the Company may, by written notice to the Buyer, suspend the redemption rights, if any, of the Buyer if the Company reasonably deems it necessary to do so to comply with anti-money laundering regulations applicable to the Company or any Broker or any of the Company’s other service providers.

To the best of the Buyer’s knowledge, none of: (1) the Buyer; (2) any Person controlling or controlled by the Buyer; (3) if the Buyer is a privately-held entity, any Person having a beneficial interest in the Buyer; or (4) any Person for whom the Buyer is acting as agent or nominee in connection with this investment is a senior foreign political figure2, or any immediate family3 member or close associate4 of a senior foreign political figure, as such terms are defined in the footnotes below.

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1 These individuals include specially designated nationals, specially designated narcotics traffickers and other parties subject to OFAC sanctions and embargo programs.

2 A “senior foreign political figure” is defined as a senior official in the executive, legislative, administrative, military or judicial branches of a foreign government (whether elected or not), a senior official of a major foreign political party, or a senior executive of a foreign government- owned corporation. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure.

3 “Immediate family” of a senior foreign political figure typically includes the figure’s parents, siblings, spouse, children and in-laws.

4 A “close associate” of a senior foreign political figure is a person who is widely and publicly known to maintain an unusually close relationship with the senior foreign political figure, and includes a person who is in a position to conduct substantial domestic and international financial transactions on behalf of the senior foreign political figure.

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If the Buyer is affiliated with a non-U.S. banking institution (a “Foreign Bank”), or if the Buyer receives deposits from, makes payments on behalf of, or handles other financial transactions related to a Foreign Bank, the Buyer represents and warrants to the Company that: (1) the Foreign Bank has a fixed address, other than solely an electronic address, in a country in which the Foreign Bank is authorized to conduct banking activities; (2) the Foreign Bank maintains operating records related to its banking activities; (3) the Foreign Bank is subject to inspection by the banking authority that licensed the Foreign Bank to conduct banking activities; and (4) the Foreign Bank does not provide banking services to any other Foreign Bank that does not have a physical presence in any country and that is not a regulated affiliate.

3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

Except as set forth in the disclosure schedule delivered to the Buyers concurrently with the execution of this Agreement (the “Disclosure Schedule”), the Company hereby represents and warrants to each of the Buyers, as of the applicable Closing, the following:

(a) Organization and Qualification. The Company is a corporation or other business entity duly organized and validly existing under the laws of the jurisdiction of its formation, and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect, as defined below. The Company does not have any Subsidiaries. “Subsidiary” of any Person shall mean and include (i) any corporation more than 50% of whose stock of any class or classes having by the terms thereof ordinary voting power to elect a majority of the directors of such corporation (irrespective of whether or not at the time stock of any class or classes of such corporation shall have or might have voting power by reason of the happening of any contingency) is at the time owned by such Person directly or indirectly through Subsidiaries and (ii) any partnership, association, joint venture or other entity in which such Person directly or indirectly through Subsidiaries, has more than a 50% equity interest at the time; provided, however, that Subsidiary shall exclude any Person which would otherwise be a Subsidiary but the interests in which were acquired in an investment banking transaction and are being held for resale.

(b) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform its obligations under the Transaction Documents (as defined below) to which it is a party and to issue the Notes and the Shares in accordance with the terms hereof and thereof, (ii) the execution and delivery by the Company of each of the Transaction Documents to which it is a party and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Notes have been, or will be at the time of execution of such Transaction Document, duly authorized by the Company’s Board of Directors, and no further consent or authorization is, or will be at the time of execution of such Transaction Document, required by the Company, its Board of Directors or its stockholders, (iii) each of the Transaction Documents to which it is a party will be duly executed and delivered by the Company, (iv) the Transaction Documents to which it is a party when executed will constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies. “Transaction Documents” means this Agreement, the Notes, or any of the other agreements and documents that are exhibits hereto or thereto or are contemplated hereby or thereby or necessary or desirable to effect the transactions contemplated hereby.

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(c) Issuance of Securities. The Notes and the Shares are duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, free from all taxes, liens and charges with respect to the issue thereof.

(d) No Conflicts. The execution, delivery and performance of each of the Transaction Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of Preferred Stock or the By-laws (or equivalent constitutive document) of the Company or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations) applicable to the Company or by which any property or asset of the Company is bound or affected except for those which could not reasonably be expected to have a material adverse effect on the assets, business, condition (financial or otherwise), results of operations or future prospects of the Company (a “Material Adverse Effect”). Except those which could not reasonably be expected to have a Material Adverse Effect, the Company is not in violation of any term of or in default under its constitutive documents. Except as set forth in Schedule 3(e), and except those which could not reasonably be expected to have a Material Adverse Effect, the Company is not in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company. The business of the Company is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity, except for any violation which could not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the Securities Act and any applicable state securities laws, Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement or the other Transaction Documents in accordance with the terms hereof or thereof. Except as set forth on Schedule 3(e), neither the execution and delivery by the Company of the Transaction Documents to which it is a party, nor the consummation by the Company of the transactions contemplated hereby or thereby, will require any notice, consent or waiver under any contract or instrument to which the Company is a party or by which the Company is bound or to which any of their assets is subject, except for (i) any notice, consent or waiver set forth in Schedule 3(e), or (ii) any notice, consent or waiver the absence of which would not have a Material Adverse Effect and would not adversely affect the consummation of the transactions contemplated hereby or thereby. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding two sentences have been obtained or effected on or prior to the date hereof. Except as set forth on Schedule 3(e), the Company is unaware of any facts or circumstance, which might give rise to any of the foregoing.

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(e) Absence of Litigation. Except as set forth on Schedule 3(f), there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body now pending or, to the knowledge of the Company, threatened, against or affecting the Company, wherein an unfavorable decision, ruling or finding would (i) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the other Transaction Documents, or (ii) have a Material Adverse Effect.

(f) Acknowledgment Regarding Buyer’s Purchase of the Notes and the Shares. The Company acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Transaction Documents and the transactions contemplated hereby and thereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to the Transaction Documents and the transactions contemplated hereby and thereby and any advice given by such Buyer or any of their respective representatives or agents in connection with the Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities. The Company further represents to the Buyers that the Company’s decision to enter into the Transaction Documents has been based solely on the independent evaluation by the Company and its representatives.

(g) No General Solicitation. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(h) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Securities under the Securities Act or cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of the Securities Act.

(i) Reliance. The Company acknowledges that the Buyers are relying on the representations and warranties made by the Company hereunder (as modified by the Disclosure Schedule) and that such representations and warranties are a material inducement to the Buyer purchasing the Notes and the Shares. The Company further acknowledges that without such representations and warranties of the Company made hereunder (as modified by the Disclosure Schedule), the Buyers would not enter into this Agreement.

(j) Brokers’ Fees. The Company does not have any liability or obligation to pay any fees or commissions to any broker, finder or agent with respect to the transactions contemplated by this Agreement.

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4. COVENANTS.

(a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

(b) Form D. The Company agrees to file a Form D with respect to the offer and sale of the Notes and the Shares as required under Regulation D. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Notes and the Shares, or obtain an exemption for the Notes and the Shares for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

(c) Use of Proceeds. The Company shall use the net proceeds from the sale of the Notes and the Shares (after deducting fees and expenses (including legal and accounting fees and expenses)) for working capital and general corporate purposes

(d) Indemnification of Buyers. In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Securities hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer(s) and each other holder of the Notes and the Shares and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Buyer Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Buyer Indemnitees or any of them as a result of, or arising out of, or relating to any breach of any representation, warranty, covenant, agreement or obligation of the Company contained in this Agreement or any of the other Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Buyer Indemnitee against the Company or others, and any liabilities the Company may be subject to pursuant to law.

(e) Indemnification of Company. In consideration of the Company’s execution and delivery of this Agreement and the sale of the Securities hereunder, and in addition to all of the Buyer’s other obligations under this Agreement, each Buyer, severally but not jointly, shall defend, protect, indemnify and hold harmless the Company and each other holder of the Notes and the Shares, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Company Indemnitees”) from and against all Indemnified Liabilities, incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to any actual or alleged false acknowledgment, representation or warranty, or misrepresentation or omission to state a material fact by such Buyer, provided, however, that the Buyer will be liable hereunder in any such case if and only to the extent that any such Indemnified Liability arises out of or is based a violation of federal or state securities laws by the Company resulting from in reliance upon information pertaining to such Buyer, as such, furnished in writing to the Company by such Buyer, and provided, further, however, that the liability of the Buyer hereunder shall be limited to such Buyer’s Subscription Amount. To the extent that the foregoing undertaking by the Buyer may be unenforceable for any reason, the Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law. The indemnity agreements contained herein shall be in addition to any cause of action or similar right of any Company Indemnitee against the Buyer or others, and any liabilities the Buyer may be subject to pursuant to law.

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5. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.

The obligation of the Company hereunder to issue and sell the Notes and the Shares to each Buyer at each Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:

(a) The Buyer shall have executed this Agreement, (by signing the Buyer’s Omnibus Signature Page hereto) and completed and executed the Accredited Investor Certification, the Investor Profile and the Anti-Money Laundering Information Form (the foregoing collectively, the “Subscription Documentation”) and delivered them to the Company.

(b) The Buyer shall have delivered to the Company the Purchase Price for its Notes and the Shares in the amount set forth on the Buyer’s Omnibus Signature Page hereto.

(c) The Company shall have received and accepted duly completed Subscription Documentation from Buyers.

(d) The representations and warranties of the Buyer contained in this Agreement shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer at or prior to the Closing Date.

6. CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.

The obligation of the Buyer(s) hereunder to purchase the Notes and the Shares at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions:

(a) The Company shall have executed and delivered this Agreement.

(b) The Company shall have received and accepted duly completed Subscription Documentation from Buyers.

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(c) The representations and warranties of the Company contained in this Agreement (as modified by the Disclosure Schedule) and the other Transaction Documents shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement and the other Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

(d) The Company shall have obtained any and all consents, permits, approvals, registrations and waivers necessary or appropriate for consummation by the Company of the purchase and sale of the Notes and the Shares and the transactions contemplated hereby or under the Transaction Documents, all of which shall be in full force and effect.

(e) The Buyers shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, certifying as to the fulfillment of the conditions set forth in Sections 6(e) and 6(f) above.

(f) The Company shall have executed and delivered to the Buyers the Notes in the respective amounts set forth on the Buyer Omnibus Signature Pages affixed hereto and the Shares to which the Buyers are entitled.

(g) The Company shall have delivered to the Buyers a certificate, executed on its behalf by an appropriate officer, dated as of the Closing Date, certifying the resolutions adopted by its Board of Directors approving the transactions contemplated by this Agreement, the other Transaction Documents and the issuance of the Notes and the Shares, certifying the current versions of its Certificate of Incorporation and By-laws (or equivalent documents) and certifying as to the signatures and authority of persons signing this Agreement on behalf of the Company. The foregoing certificate shall only be required to be delivered on the first Closing Date, unless any information contained in the certificate has changed.

7. WAIVER OF POTENTIAL CONFLICTS OF INTEREST. Buyers, for themselves and on behalf of their affiliates, successors and assigns, expressly waive any conflicts of interest or potential conflicts of interest discussed in Section 2 of this Agreement and agree that the Company and its affiliates shall have no liability to any Buyer or their affiliates, successors and assigns with respect to such conflicts of interest or potential conflicts of interest.

8. GOVERNING LAW: MISCELLANEOUS.

(a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard exclusively in federal or state court sitting in the New York County, New York, and expressly consent to the jurisdiction and venue of the Supreme Court of New York, sitting in New York County and the United States District Court for the Southern District of New York for the adjudication of any civil action asserted pursuant to this paragraph.

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(b) Irrevocable Subscription. Each of the Buyers hereby acknowledges and agrees that the subscription hereunder is irrevocable by such Buyer, except as required by applicable law, and that this Agreement shall survive the death or disability of the Buyer and shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives, and permitted assigns. If the Buyer is more than one Person, the obligations of the Buyer hereunder shall be joint and several and the agreements, representations, warranties, and acknowledgments herein shall be deemed to be made by and be binding upon each such Person and such Person’s heirs, executors, administrators, successors, legal representatives, and permitted assigns.

(c) Expenses. Each of the parties hereto shall pay its own fees and expenses (including the fees of any attorneys, accountants, appraises or others engaged by such party) in connection with this Agreement and the transactions contemplated hereby whether or not the transactions contemplated hereby are consummated.

(d) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. All of such counterparts shall be read as though one, and they shall have the same force and effect as though all the signers had signed a single page. In the event that any signature is delivered by facsimile transmission or by an e-mail which contains a portable document format (.pdf) file (or other electronic image that can be opened and printed by the recipient) of an executed signature page, such signature page shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

(e) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(f) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

(g) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer(s), the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein (including any term sheet), and this Agreement, the other Transaction Documents and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the Company and the holders of a majority of the aggregate principal amount of the Notes then outstanding, provided that the effect of such action does not waive any accrued interest or damages and further provided that the relative rights of the Buyers to each other remains unchanged.

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(h) Notices. Any notice, consents, waivers or other communication required or permitted to be given hereunder shall be in writing and will be deemed to have been delivered: (i) upon receipt, when personally delivered; (ii) upon receipt when sent by certified mail, return receipt requested, postage prepaid; (iii) when sent, if by e-mail, (provided that such sent e-mail is kept on file (whether electronically or otherwise) by the sending party and the sending party does not receive an automatically generated message from the recipient’s e-mail server that such e-mail could not be delivered to such recipient); or (iv) one (1) Business Day after deposit with a nationally recognized overnight courier service with next day delivery specified, in each case, properly addressed to the party to receive the same. The addresses and email addresses for such communications shall be:

If to the Company, to:	One World Trade Center Suite 8500 New York, NY 10007 Attention: Jack Brooks Email: jbrooks@carbon-ion.energy

With a copy to:	Sheppard Mullin Richter & Hampton 30 Rockefeller Plaza New York, New York 10112-0015 Attention: Richard Friedman, Esq. Email: rafriedman@sheppardmullin.com

If to the Buyer(s), to the addresses set forth on the Buyer Omnibus Signature Page affixed hereto. Each party shall provide five (5) days’ prior written notice to the other party of any change in address, e-mail or facsimile number.

(i) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.

(j) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

(k) Survival. Unless this Agreement is terminated under Section 8(n), the representations and warranties of the Company and the Buyer(s) contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 8 shall survive the Closing for a period of twelve (12) months following the date on which all of the Notes are repaid in full or converted into Conversion Shares in their entirety as provided in the Transaction Documents (whichever is the earliest); provided, however, that such representations and warranties shall in no way be affected by any investigation or knowledge of the subject matter thereof made by or on behalf of the Buyers or the Company. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

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(l) Publicity. The Company shall have the right to approve or reject, in its sole discretion, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any other party; and the Company shall be entitled, without the prior approval of any Buyer, to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations or as it otherwise deems appropriate.

(m) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(n) Termination. In the event that the initial Closing shall not have occurred with respect to the Buyers on or before thirty (30) Business Days from the date hereof due to the Company’s or the Buyer’s failure to satisfy the conditions set forth in Sections 5 and 6 above (and the non-breaching party’s failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party by providing five (5) days’ written notice to such breaching party of the non-breaching party’s intent to terminate this Agreement (and if the non-breaching party is the Buyer, to also withdraw its subscription) at the close of business on such date without liability of any party to any other party.

(o) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(p) Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, the Buyer and the Company will be entitled to specific performance under this Agreement. The parties agree that monetary damages may not be adequate compensation for any loss incurred by reason of any breach of obligations described in the foregoing sentence and hereby agree to waive in any action for specific performance of any such obligation the defense that a remedy at law would be adequate.

(q) Omnibus Signature Page. Pursuant to the terms and conditions of this Agreement and the other Transaction Documents, it is hereby agreed that the execution by the Buyer of this Agreement, in the place set forth on the Buyer Omnibus Signature Page below, shall make the Buyer a party to, and shall constitute agreement of the Buyer to be bound by, the terms and conditions hereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY: Corporate Universe Inc.

By:
Name: Andrew Sispoidis
Title: Chief Executive Officer

BUYERS:

The Buyers executing the Omnibus Signature Page attached hereto and the documents annexed thereto and delivering the same to the Company or its agents shall be deemed to have executed this Securities Purchase Agreement and agreed to the terms hereof.

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BUYER OMNIBUS SIGNATURE PAGE

to

Securities Purchase Agreement

The undersigned, desiring to: enter into the Securities Purchase Agreement, dated as of ________,  2023 (the “Securities Purchase Agreement”), between the undersigned, Corporate Universe Inc., a Delaware corporation (the “Company”), and the other parties thereto, in or substantially in the form furnished to the undersigned, and (ii) purchase the Notes of the Company as set forth below and the corresponding Shares, hereby agrees to purchase such Notes and Shares from the Company and further agrees to join the Securities Purchase Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof. The undersigned specifically acknowledges having read the representations section in the Securities Purchase Agreement entitled “Buyer’s Representations and Warranties,” and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as a Buyer.

The Buyer hereby elects to purchase US$500,000 principal amount of Notes (to be completed by the Buyer) under the Securities Purchase Agreement.

DATED:

BUYER (individual) Signature Print Name	BUYER (entity) Name of Entity Signature
Signature (if Joint Tenants or Tenants in Common)	Print Name: Title:
Address of Principal Residence:	Address of Executive Offices:
Social Security Number(s):	IRS Tax Identification Number:
Telephone Number:	Telephone Number:
Facsimile Number:	Facsimile Number:
E-mail Address:	E-mail Address:

CORPORATE UNIVERSE INC.

ACCREDITED INVESTOR CERTIFICATION

(all Buyers must INITIAL where appropriate)

By initialing you certify that:

PART I: For Individual Purchasers Only

Initial _____

I have a net worth, or joint net worth with my spouse or spousal equivalent, of more than US$1,000,000. (“Net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of your primary home) over total liabilities. “Total liabilities” excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Shares are purchased, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the closing date for the sale of the Shares for the purpose of investing in the Shares. “Spousal equivalent” means a cohabitant occupying a relationship generally equivalent to that of a spouse. “Joint net worth” is the aggregate net worth of a person and spouse or spousal equivalent; assets do not need to be held jointly to be included in the calculation.)

Initial _____

I have had an individual income in excess of US$200,000 in each of the two most recent calendar years, or joint income with my spouse or spousal equivalent in excess of US$300,000 in each of those years, and have a reasonable expectation of reaching the same income level in the current calendar year. (“Income” means annual adjusted gross income, as reported for federal income tax purposes, plus (i) the amount of any tax-exempt interest income received; (ii) the amount of losses claimed as a limited partner in a limited partnership; (iii) any deduction claimed for depletion; (iv) amounts contributed to an IRA or Keogh retirement plan; (v) alimony paid; and (vi) any gains excluded from the calculation of adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code of 1986, as amended.)

I hold in good standing one of the following professional licenses: the General Securities

Initial _____	Representative license (Series 7), the Private Securities Offerings Representative license (Series 82), or the Investment Adviser Representative license (Series 65).
Initial _____	I am a director or executive officer of Corporate Universe, Inc.

Accredited Investor Certification Page 1

PART II: For Non-Individual Purchasers (Entities)

The Purchaser is:

Initial _____

A bank, as defined in Section 3(a)(2) of the Securities Act or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act, whether acting in an individual or a fiduciary capacity.

Initial _____	A broker or dealer registered under Section 15 of the Securities Exchange Act of 1934, as amended.
Initial _____	An investment adviser registered pursuant to Section 203 of the Investment Advisers Act of 1940 or registered pursuant to the laws of a state.
Initial _____	An investment adviser relying on the exemption from registering with the SEC under Section 203(l) or (m) of the Investment Advisers Act of 1940.
Initial _____	An insurance company, as defined in Section 2(a)(13) of the Securities Act.
Initial _____	An investment company registered under the Investment Company Act of 1940 or a business development company, as defined in Section 2(a)(48) of that act.
Initial _____	A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.
Initial _____	A Rural Business Investment Company as defined in Section 384A of the Consolidated Farm and Rural Act.
Initial _____

A plan established and maintained by a state, its political subdivisions or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees, if the plan has total assets in excess of US$5 million.

Initial _____

An employee benefit plan within the meaning of Title I of the Employee Retirement Income Security Act of 1974, if the investment decision is being made by a plan fiduciary, as defined in Section 3(21) of such act, and the plan fiduciary is either a bank, a savings and loan association, an insurance company, or a registered investment adviser, or if the employee benefit plan has total assets in excess of US$5 million, or if the employee benefit plan is a self- directed plan in which investment decisions are made solely by persons that are accredited investors.

Initial _____	A private business development company, as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.
Initial _____

A corporation, Massachusetts or similar business trust, partnership, or limited liability company or an organization described in Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, that was not formed for the specific purpose of acquiring the Securities, and that has total assets in excess of US$5 million.

Initial _____

A trust with total assets in excess of US$5 million not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the Securities Act.

Initial _____

An entity of a type not listed above, that is not formed for the specific purpose of acquiring the Securities and owns investments in excess of US$5 million. For purposes of this clause, “investments” means investments as defined in Rule 2a51-1(b) under the Investment Company Act of 1940.

Accredited Investor Certification Page 2

Initial _____

A family office, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, that (i) has assets under management in excess of US$5 million; (ii) is not formed for the specific purpose of acquiring the Securities and (iii) has a person directing the prospective investment who has such knowledge and experience in financial and business matters so that the family office is capable of evaluating the merits and risks of the prospective investment.

Initial _____

A family client, as defined in Rule 202(a)(11)(G)-1 under the Investment Advisers Act of 1940, of a family office meeting the requirements of the immediately preceding clause and whose prospective investment in the Issuer is directed by that family office pursuant to subclause (iii) of the immediately preceding item.

Initial _____	An entity in which all of the equity owners (whether entities themselves or natural persons) are accredited investors in one or more of the categories described above.

Accredited Investor Certification Page 3

CORPORATE UNIVERSE, INC.

Investor Profile

(Must be completed by Investor)

Section A - Personal Investor Information

Investor Name(s):

Individual executing Profile or Trustee:

Social Security Numbers / Federal I.D. Number:

Date of Birth:                                                                          Marital Status:

Joint Party Date of Birth:                                                      Investment Experience (Years):

Annual Income:

Net Worth*:

Home Street Address:

Home City, State & Zip Code:

Home Phone:                           Home Fax:                              Home Email:

Employer:

Employer Street Address:

Employer City, State & Zip Code:

Bus. Phone:                              Bus. Fax:                                 Bus. Email:

Type of Business:

Outside Broker/Dealer:

Please check if you are a FINRA member or affiliate of a FINRA member firm:

Section B – Certificate Delivery Instructions

            Please deliver the Securities to the Employer Address listed in Section A.

            Please deliver the Securities to the Home Address listed in Section A.

            Please deliver the Securities to the following address:

Investor Signature(s)	Date

*

For purposes of calculating your net worth in this form, (a) your primary residence shall not be included as an asset; (b) indebtedness secured by your primary residence, up to the estimated fair market value of your primary residence at the time of your purchase of the securities, shall not be included as a liability (except that if the amount of such indebtedness outstanding at the time of your purchase of the securities exceeds the amount outstanding 60 days before such time, other than as a result of the acquisition of your primary residence, the amount of such excess shall be included as a liability); and indebtedness that is secured by your primary residence in excess of the estimated fair market value of your primary residence at the time of your purchase of the securities shall be included as a liability.

ANTI MONEY LAUNDERING REQUIREMENTS

The USA PATRIOT Act

The USA PATRIOT Act is designed to detect, deter, and punish terrorists in the United States and abroad. The Act imposes new anti-money laundering requirements on brokerage firms and financial institutions. Since April 24, 2002 all brokerage firms have been required to have new, comprehensive anti-money laundering programs.

To help you understand these efforts, we want to provide you with some information about money laundering and our steps to implement the USA PATRIOT Act.

What is money laundering?

Money laundering is the process of disguising illegally obtained money so that the funds appear to come from legitimate sources or activities. Money laundering occurs in connection with a wide variety of crimes, including illegal arms sales, drug trafficking, robbery, fraud, racketeering, and terrorism.

How big is the problem and why is it important?

The use of the U.S. financial system by criminals to facilitate terrorism or other crimes could well taint our financial markets. According to the U.S. State Department, one recent estimate puts the amount of worldwide money laundering activity at $1 trillion a year.

What are we required to do to eliminate money laundering?

Under rules required by the USA PATRIOT Act, our anti-money laundering program must designate a special compliance officer, set up employee training, conduct independent audits, and establish policies and procedures to detect and report suspicious transaction and ensure compliance with such laws. As part of our required program, we may ask you to provide various identification documents or other information. Until you provide the information or documents we need, we may not be able to effect any transactions for you.